UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2007 (March 20, 2007)
ISORAY, INC. (Exact name of registrant as specified in its charter)
Minnesota (State or other jurisdiction of incorporation)	000-14247 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
(Address of principal executive offices) (Zip Code)

(509) 375-1202
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On March 20, 2007, IsoRay, Inc., a Minnesota corporation (the “Company”), entered into definitive securities purchase agreements (the “Purchase Agreements”) with certain institutional investors pursuant to which the Company agreed to issue and sell an aggregate of 4,130,500 shares of its common stock at $4.00 per share, through a registered direct offering, for aggregate gross proceeds of approximately $16,522,000, before deducting estimated fees and expenses associated with the offering (the “Offering”). As part of the Offering, each purchaser of 5 shares of common stock will receive a warrant to purchase 1 share of common stock at an exercise price of $5.00 per share with a 4 year term. The closing took place on March 22, 2007. The shares of common stock offered by the Company in this transaction were registered under the Company’s existing shelf registration statement (File No. 333-140246) on Form S-3, which was declared effective by the Securities and Exchange Commission on February 15, 2007, and the prospectus supplement dated March 21, 2007.

Punk, Ziegel & Company, L.P. and Maxim Group LLC (the “Placement Agents”) acted as the placement agents for the Offering. On March 14, 2007 and February 2, 2006, the Company executed placement agent agreements (the “Placement Agent Agreements”) by and between the Company and Punk, Ziegel & Company, L.P. and Maxim Group LLC, respectively. The Company will pay the Placement Agents an aggregate fee equal to 6% of the gross proceeds of the Offering or approximately $991,000 (not including the unregistered warrants to be issued to the Placement Agents), and will pay estimated expenses of the Offering equal to approximately $167,000.

A copy of each of the form of Purchase Agreement and the form of Common Stock Purchase Warrant, the executed Placement Agent Agreements dated March 14, 2007 and February 2, 2006 and the related press release of the Company, dated March 23, 2007, are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 99.1, respectively, and are incorporated herein by reference. The foregoing description of the Offering by the Company and the documents related thereto, is qualified in its entirety by reference to such Exhibits.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

5.1	Form of Opinion of Keller Rohrback PLC dated March 21, 2007

10.1	Form of Securities Purchase Agreement by and among the Company and the Buyers dated March 22, 2007.

10.2	Form of Common Stock Purchase Warrant dated March 21, 2007

10.3	Placement Agent Agreement by and between the Company and Punk, Ziegel & Company, L.P. dated March 14, 2007.

10.4	Placement Agent Agreement by and between the Company and Maxim Group LLC dated February 2, 2006.

99.1	Press Release of the Company dated March 23, 2007.

SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 22, 2007

IsoRay, Inc., a Minnesota corporation

By:/s/ Roger E. Girard
Roger E. Girard, CEO